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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                         ------------------------------

                                    FORM 8-K



                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): March 21, 2001


                          NEW GENERATION HOLDINGS, INC.

             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

          DELAWARE                      0-24623                13-4056896
   ------------------------      --------------------    --------------------
(STATE OR OTHER JURISDICTION         (COMMISSION            (IRS EMPLOYER
      OF INCORPORATION)              FILE NUMBER)         IDENTIFICATION NO.)





                          400 WEST BROADWAY, 6TH FLOOR
                            NEW YORK, NEW YORK 10012

               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)



       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (212) 937-5054




         (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT.)


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ITEM 4. CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS ON ACCOUNTING AND FINACIAL
DISCLOSURE

         KPMG LLP was previously the principal independent accountants for New Generation Holdings, Inc. On March 21, 2001, that firm resigned and KPMG Fides Peat was engaged as principal independent accountants. The decision to change accountants was approved by the board of directors because the main focus of the Company's operations is in Europe and the new independent accountant will have more convenient and economical access to the Company's management, accounting records and financial personnel.

         In connection with the audit as of December 31, 1999 and for the period from April 15, 1999 (date of inception) through December 31, 1999, and the subsequent period through September 30, 2000, there were no disagreements with KPMG LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements if not resolved to their satisfaction would have caused them to make reference in connection with their opinion to the subject matter of the disagreement.

         The audit report of KPMG LLP on the financial statements of New Generation Holdings, Inc. as of December 31, 1999 and for the period from April 15, 1999 (date of inception) through December 31, 1999, did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles except as follows. KPMG LLP's auditors' report on the financial statements of New Generation Holdings, Inc. as of December 31, 1999 and for the period from April 15, 1999 (date of inception) through December 31, 1999, contained a separate paragraph stating the following:

         The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in note 7 to the financial statements, the Company has suffered recurring losses from operations and has a net capital deficiency that raise substantial doubt about its ability to continue as a going concern. Management's plans in regard to these matters are also described in note 7. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

c) Exhibits

         16.1 Letter from KPMG LLP to SEC dated March 27, 2001.




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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                NEW GENERATION HOLDINGS, INC.




Dated: March 27, 2001                         By: /s/ PAUL HOKFELT
                                                    ----------------------------
                                                Name:   Paul Hokfelt
                                                Title:  President




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